SUPPLEMENT DATED JUNE 27, 2006 TO THE
             PROSPECTUS FOR THE FIRST INVESTORS LIFE SINGLE PREMIUM
                VARIABLE LIFE INSURANCE POLICY DATED MAY 1, 2006.

1. All references in the prospectus to the International Securities Fund are changed to the International Fund.

2. The fourth paragraph under the heading "Life Series Funds" on page 11 of the prospectus is deleted in its entirety and replaced with the following:

      FIMCO, the investment adviser of the Life Series Funds, is a New York corporation located at 95 Wall Street, New York, New York 10005. FIMCO and the Life Series Funds have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109 to serve as subadviser of the Growth and Focused Equity Funds, Paradigm Capital Management, Inc., Nine Elk Street, Albany, New York 12207, to serve as the subadviser of the Discovery Fund and Vontobel Asset Management, Inc., 450 Park Avenue, New York, New York 10022 to serve as the subadviser of the International Fund. See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.

3. In the chart on page 12 of the prospectus, the Investment Objective of the International Fund is revised to long-term capital growth.

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